SERVICER'S CERTIFICATE
(PURSUANT TO SECTION 3.9 OF THE POOLING AND SERVICING
AGREEMENT, DATED MARCH 1, 1996)

Banc One Auto Trust 1996-A

Interest Period April 15, 1996 through May 14, 1996

Collection Period April 01, 1996 through April 30, 1996

The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:  s\Jeff Stewart            Attested: s\Christopher Klimko

            Jeff Stewart
            Vice President            Secretary
            Bank One, Texas, N.A.     Bank One, Texas, N.A.



A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                        $537,526,728.62
(B) Total Certificate Balance                       $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                 95.50%
    (ii)  Original Class A Principal Balance        $513,340,000.00
    (iii) Class A Pass-Through Rate                           6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                  4.50%
    (ii)  Original Class B Principal Balance         $24,186,728.62
    (iii) Class B Pass-Through Rate                           6.25%
(E) Servicing Fee Rate (per annum)                            1.00%
(F) Weighted Average Coupon (WAC)                           11.649%
(G) Weighted Average Original Maturity (WAOM)                59.75 months
(H) Weighted Average Remaining Maturity (WAM)                50.62 months
(I) Number of Receivables                                   41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage             1.75%
         (of Initial Certificate Balance)
    (ii)  Reserve Fund Initial Deposit               $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater
          of J(iii)(b or c) if 1.75% charge-off  and
          delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance          1.50%
          (c) Percent of Remaining Certificate Balance        4.00%
          (d) Trigger Percent of Remaining Certificate        9.00%
              Balance

B. INPUTS FROM PREVIOUS MONTHLY
 SERVICER REPORTS
(A) Total Receivable Balance                       $517,252,305.80
(B) Total Certificate Balance                      $517,252,305.80
(C) Total Certificate Pool Factor                        0.9622820
(D) Class A Certificates
    (i)  Class A Certificate Balance               $493,977,851.75
    (ii) Class A Certificate Pool Factor                 0.9622820
(E) Class B Certificates
    (i)  Class B Certificate Balance                $23,274,454.05
    (ii) Class B Certificate Pool Factor                 0.9622820
(F) Reserve Fund Balance                             11,658,440.77
(G) Cumulative Net Losses for All Prior Periods          61,138.26
(H) Charge-off Rate for Second Preceding Period               0.00%
(I) Charge-off Rate for Preceding Period                      0.14%
(J) Delinquency Percentage for Second Preceding Period        0.00%
(K) Delinquency Percentage for Preceding Period               0.49%
(L) Weighted Average Coupon (WAC)                           11.640%
(M) Weighted Average Remaining Maturity (WAM)                49.70 months
(N) Number of Receivables                                   40,682

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                      20,211,995.56
    (ii)  Prepayments in Full                                 0.00
    (iii) Repurchased Loan Proceeds Related to Principal      0.00
    (iv) Other Refunds Related to Principal                   0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                        5,080,752.61
    (ii)  Repurchased Loan Proceeds Related to Interest       0.00
(C) Weighted Average Coupon (WAC)                            11.63%
(D) Weighted Average Remaining Maturity (WAM)                48.92 months
(E) Remaining Number of Receivables                         39,693

(F) Delinquent Receivables        Dollar Amount           #  Units
    (i)  30-59 Days Delinquent     7,598,244      1.53%        597
    (ii)  60-89 Days Delinquent    2,113,660      0.43%        153
    (iii) 90 Days or More            803,065      0.17%         57
          Delinquent


D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                       50,526.38
(B) Collection Account Investment Income                      0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period -   956,753.53
          Principal
     (ii)  Realized Losses for Collection Period        949,172.61
           (B)(i)(C)(i)
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal       7,580.92
    (ii)  Liquidation Proceeds Related to Interest            0.00
    (iii) Recoveries from Prior Month Charge Offs             0.00


E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                        5,080,752.61
(B) Liquidation Proceeds Related to Interest                  0.00
(C) Repurchased Loan Proceeds Related to Interest             0.00
(D) Recoveries from Prior Month Charge Offs                   0.00
(E) Interest Collections                              5,080,752.61

Principal Collections:
(F) Principal Payments Received                      20,211,995.56
(G) Liquidation Proceeds Related to Principal             7,580.92
(H)  Repurchased Loan Proceeds Related to Principal           0.00
(I) Other Refunds Related to Principal                        0.00
(J) Principal Collections                            20,219,576.48

(K) Total Collections                                25,300,329.09


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee:
    (i)   Servicing Fee                                $431,043.59
    (ii)  Prior Collection Period unpaid Servicing Fees       0.00
    (iii)  Total Servicing Fee                         $431,043.59

Interest:

(B) Class A Certificates
    (i)   Class A Monthly Interest                    2,511,054.08
    (ii)  Class A prior period Interest Carryover             0.00
          Shortfall
    (iii)  Class A Interest Distribution              2,511,054.08

(C) Class B Certificates
    (i)   Class B Monthly Interest                     $121,221.11
    (ii)  Class B prior period Interest Carryover             0.00
          Shortfall
    (iii)  Class B Interest Distribution               $121,221.11

(D) Total Certificate Interest Distribution           2,632,275.19

(E) Total Certificate Interest Distribution plus      3,063,318.78
    Total Servicing Fee

F. DISTRIBUTABLE AMOUNTS

Principal:

(F) Principal Collections                            20,219,576.48
(G) Realized Losses                                     949,172.61
(H) Total Monthly Principal                          21,168,749.09

(I) Class A Certificates
    (i)   Class A Monthly Principal                  20,216,233.13
    (ii)  Class A prior period Principal
          Carryover Shortfall                                 0.00
    (iii)  Class A Principal Distribution            20,216,233.13
(J) Class B Certificates
    (i)   Class B Monthly Principal                     952,515.96
    (ii)  Class B prior period Principal Carryover            0.00
          Shortfall
    (iii)  Class B Principal Distribution               952,515.96

(K) Total Principal Distribution                     21,168,749.09

(L) Total Interest and Principal Distribution        24,232,067.87
    Amounts plus Servicing Fee

G. DISTRIBUTIONS

(A) Total Interest Collections available to be
    distributed                                       5,080,752.61
(B)  Class B Percentage of Principal Collections        909,806.68
(C) Servicing Fee:
    (i)   Total Servicing Fee                           431,043.59
    (ii)  Servicing Fee paid                            431,043.59
    (iii)  Unpaid Servicing Fee                               0.00
(D) Total Interest Collections available to be        4,649,709.02
    distributed after Servicing Fee paid

Interest:

(E) Class A Certificates
    (i)    Class A Interest Distribution               2,511,054.08
    (ii)   Class A Interest Distribution paid from
           Interest Collections after Servicing Fee    2,511,054.08
    (iii) Total Interest Collections available after 2,138,654.94 Class A Interest Distribution paid
    (iv)   Class A Interest Distribution remaining to be
           paid                                                0.00
    (v)    Class A Interest Distribution paid from Class       0.00
           B Percentage of Principal Collections
    (vi)   Class A Interest Distribution remaining to be       0.00
           paid
    (vii)  Class A Interest Distribution paid from Reserve      0.00
           Fund
    (viii) Class A Interest Carryover Shortfall                0.00
    (ix)   Class A Interest Distribution paid          2,511,054.08

(F) Class B Certificates
    (i)   Class B Interest Distribution                   121,221.11
    (ii)  Class B Interest Distribution paid from
          Interest Collections after Class A Interest 121,221.11 Interest Distribution
    (iii) Total Interest Collections available after 2,017,433.83 Class B Interest Distribution paid
    (iv)  Class B Interest Distribution remaining to be         0.00
          paid
    (v)   Class B Interest Distribution paid from Reserve       0.00
          Fund
    (vi)  Class B Interest Carryover Shortfall                  0.00
    (vii)  Class B Interest Distribution paid             121,221.11

(G) Total Interest Paid                                 2,632,275.19
(H) Total Interest and Servicing Fee Paid               3,063,318.78
(I) Total Interest Collections available after          2,017,433.83
    Servicing Fee and Class A and Class B Interest
    Distribution paid

Total Collections available to be distributed:
(J) Total Principal Collections                        20,219,576.48
(K) Excess Interest                                     2,017,433.83
(L)  Less: Class B Percentage of Principal Collections          0.00
used to pay Class A Interest Distribution
(M) Total Collections available to be distributed as   22,237,010.31
    principal
Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution               20,216,233.13
    (ii) Class A Principal Distribution paid from 20,216,233.13 total Collections available to be distributed
    (iii) Total Collections available after Class A 2,020,777.18 Principal Distribution paid
    (iv)  Class A Principal Distribution remaining              0.00
          be paid
    (v)  Class A Principal Distribution paid from               0.00
         Reserve Fund
    (vi)  Class A Principal Carryover Shortfall                 0.00
    (vii)   Total Class A Principal Distribution paid  20,216,233.13

(O) Class B Certificates
    (i)   Class B Principal Distribution                  952,515.96
    (ii)  Class B Principal Distribution paid from        952,515.96
          total Collections available to be distributed
    (iii) Total Collections available after Class B 1,068,261.22 Principal Distribution paid
    (iv)  Class B Principal Distribution remaining to           0.00
          be paid
    (v)   Class B Principal Distribution paid from Reserve      0.00
          Fund
    (vi)  Class B Principal Carryover Shortfall                 0.00
    (vii) Total Class B Principal Distribution paid       952,515.96

(P)  Total Excess Cash to the Reserve Fund              1,068,261.22

H. POOL BALANCE AND PORTFOLIO
INFORMATION

                                     Beginning               End
                                     of Period            of Period
(A) Balances and Pool Factors
    (i)   Aggregate Balance of      517,252,305.80     496,083,556.71
          Certificates
   (ii)   Aggregate Certificate      0.9622820          0.9229003
          Pool Factor
   (iii)  Class A Principal Balance  493,977,851.75    473,761,618.62
   (iv)   Class A Pool Factor        0.9622820          0.9229003
   (v)    Class B Principal Balance   23,274,454.05     22,321,938.09
   (vi)   Class B Pool Factor        0.9622820             0.9229003

(B) Pool Information
    (i)   Weighted Average Coupon      11.64%                11.63%
          (WAC)
    (ii)  Weighted Average Remaining   49.70 months          48.92 months
          Maturity (WAM)
    (iii) Remaining Number of         40,682                39,693
          Receivables
    (iv)  Pool Balance               517,252,305.80     496,083,556.71



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Acount Balance                     11,658,440.77
(B) Less: Draw to pay Class A Interest Distribution           0.00
(C) Reserve Account Balance after draw                   11,658,440.77
(D) Less: Draw to pay Class B Interest Distribution           0.00
(E) Reserve Account Balance after draw                   11,658,440.77
(F) Less: Draw to pay Class A Principal Distribution          0.00
(G) Reserve Account Balance after draw                   11,658,440.77
(H) Less: Draw to pay Class B Principal Distribution          0.00
(I) Reserve Account Balance after draw                   11,658,440.77
(J) Total excess Collections deposited in the Reserve     1,068,261.22
    Fund
(K) Reserve Fund Balance                                 12,726,701.99
(L) Specified Reserve Account Balance                    19,843,342.27
(M) Reserve Account Release to Seller                         0.00
(N) Ending Reserve Account Balance                       12,726,701.99

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal          $7,580.92
    (ii)   Liquidation Proceeds Related to Interest               0.00
    (iii) Recoveries on Previously Liquidated Contracts           0.00
(B) Realized Losses for Collection Period                   949,172.61
(C) Charge-off Rate for Collection Period (annualized)            2.25%
(D) Cumulative Net Losses for all Periods                 1,010,310.87
(E) Delinquent Receivables
                                      Dollar Amount           #  Units
   (i)  30-59 Days Delinquent          7,598,244      1.53%        597
   (ii)  60-89 Days Delinquent         2,113,660      0.43%        153
   (iii) 90 Days or More Delinquent      803,065      0.17%         57


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate

    (i) Second Preceding Collection Period                         N/A
    (ii) Preceding Collection Period                              0.14%
    (iii) Current Collection Period                               2.25%
    (iv) Three Month Average (Avg(i,ii,iii))                       N/A

(B) Delinquency Percentages

    (i) Second Preceding Collection Period                         N/A
    (ii) Preceding Collection Period                              0.49%
    (iii) Current Collection Period                               0.60%
    (iv) Three Month Average (Avg(i,ii,iii))                       N/A

(C) Loss and Delinquency Trigger Indicator                Trigger was not hit

L.  STATEMENT TO CERTIFICATEHOLDERS
                                                               Per $1,000 of
                                                            Original Principal
(A)  Amount of distribution allocable       Dollars ($)           Balance
     to principal
    (i)    Class A Certificates             20,216,233.13      39.3817609
    (ii)   Class B Certificates                952,515.96      39.3817609

                                                               Per $1,000 of
                                                            Original Principal
(B)  Amount of distribution allocable       Dollars ($)           Balance
     to interest:
    (i)    Class A Certificates              2,511,054.08       4.8916003
    (ii)   Class B Certificates                121,221.11       5.0118855

(C)  Pool Balance as of the close of business                496,083,556.71
on the last day of the Collection Period


(D)  Amount of the Servicing Fee paid
     to the Servicer with respect to                         Per $1,000 of
     the related Collection Period                        Original Principal
                                                Dollars ($)      Balance
   (i)  Total Servicing Fee                     431,043.59
   (ii) Class A Percentage of the Servicing     411,648.21      0.8019017
        Fee
   (iii) Class B Percentage of the Servicing     19,395.38      0.8019017
        Fee
                                                                Per $1,000 of
                                                             Original Principal
                                                      Dollars ($)     Balance
(E)   (i)  Class A Interest Carryover Shortfall          0.00          0.00
      (ii)  Class A Principal Carryover Shortfall        0.00          0.00
      (iii)  Class B Interest Carryover Shortfall        0.00          0.00
      (iv)  Class B Principal Carryover Shortfall        0.00          0.00

 Change with respect to immediately preceding
 Distribution Date:
        (v)  Class A Interest Carryover Shortfall             0.00     0.00
        (vi)  Class A Principal Carryover Shortfall           0.00     0.00
        (vii)  Class B Interest Carryover Shortfall           0.00     0.00
        (viii)  Class B Principal Carryover Shortfall         0.00     0.00

(F)  Pool factors for each class of certificates, after giving
     effect to all payments allocated to principal                Pool Factor
    (i)    Class A Pool Factor                                     0.9229003
    (ii)   Class B Pool Factor                                     0.9229003

(G)  Amount of the aggregate Realized Losses, if any,              $949,172.61
for such Collection Period ($)

(H)  Aggregate principal balance of all Receivables which        $2,916,724.89
were more than 60 days delinquent as of the close of business on the last day of the preceding Collection
Period

(I)  Amount on deposit in the Reserve Fund on such               12,726,701.99
     Distribution Date, after giving effect to distributions made on such Distribution Date

(J)  Aggregate outstanding principal balances for each class of certificates, after  giving effect to all payments
     allocated to principal
                                                            Principal Balance
    (i)    Class A Principal Balance                          473,761,618.62
    (ii)   Class B Principal Balance                           22,321,938.09

(K)  Amount otherwise distributable to the Class B
Certificateholders that is being distributed to the
Class A Certificateholders on such Distribution Date                   $0.00

(L)  Aggregate Purchase Amount of Receivables
repurchased by the Seller or purchased by the
Servicer with respect to the Related Collection                        $0.00
Period ($)


M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:

     (i)   Servicing Fee                                         431,043.59
     (ii)  Servicing Fees retained by the Seller                 431,043.59
     (iii) Servicing Fees to be distributed to the Seller             $0.00
           on the Distribution Date (i-ii)

(B) Withdraw from the Collection Account and deposit in the Class A Distribution Account:

      (i)   for the Class A Interest Distribution              2,511,054.08
      (ii)  for the Class A Principal Distribution            20,216,233.13
      (iii)  Total (i+ii)                                     22,727,287.21

(C) Withdraw from the Collection Account and deposit in the Class B Distribution Account:

      (i)  for the Class B Interest Distribution                 121,221.11
      (ii)  for the Class B Principal Distribution               952,515.96
      (iii)  Total (i+ii)                                      1,073,737.08

(D)  Withdraw excess Collections from the Collection           1,068,261.22
Account and deposit in the Reserve Fund

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution Account:

     (i)  Amount equal to the excess of the Class A                    0.00
          Interest Distribution over the sum of
          Interest Collections and the Class B
          Percentage of Principal Collections

     (ii)  Amount equal to the excess of the Class A                   0.00
           Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class
           A Interest Distribution and the Class B Interest
           Distribution

     (iii)  Total                                                     $0.00

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution Account:

     (i)  Amount equal to the excess of the Class B                    0.00
          Interest Distribution over the portion of Interest Collections remaining after the distribution of the Class A Interest
          Distribution

     (ii)  Amount equal to the excess of the Class B                   0.00
           Principal Distribution over the portion of
           Principal Collections and Interest Collections
           remaining after the distribution of the Class A
           Interest Distribution, the Class B Interest
           Distribution, and the Class A Principal Distribution
     (iii)  Total                                                     $0.00